VENERABLE LETTERHEAD

J. NEIL MCMURDIE
VICE PRESIDENT AND SENIOR COUNSEL
PHONE: (860) 944-4114 | EMAIL: NEIL.MCMURDIE@VENERABLEANNUITY.COM

May15, 2020

BY EDGARLINK

U.S. Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, DC 20549

Re:	Venerable Insurance and Annuity Company and its Separate Account B
Post-Effective Amendment No. 41 to Registration Statement on Form N-4
Prospectus Title: Architect
File Nos.: 333-133944 and 811-05626

Ladies and Gentlemen:

On behalf of Venerable Insurance and Annuity Company (the "Company") and its Separate Account B (the "Account") and under the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), we are submitting for filing under Rule 485(a) of the 1933 Act, Post-Effective Amendment No. 41 to the Registration Statement on Form N-4 with respect to deferred combination variable and fixed annuity contracts (the “Contracts”) offered by the Company through the Account.

The purpose of this filing is to add disclosure via supplement regarding an Enhanced Cash Surrender Value buy back offer (the “Offer”) for Contracts with certain versions of the Minimum Guaranteed Income Benefit Rider. We intend to make the Offer to eligible contract owners who purchased the Minimum Guaranteed Income Benefit Rider with Form Number GA-RA-1047, GA-RA-1047(REV), GA-RA-1047(01/02), GA-RA-1047(10/02), IU-RA-1047 (01/05) or IU-RA-1047 (08/06)  (the “MGIB Rider”). If a Contract owner accepts the Offer, their existing Contract, plus any optional living benefit rider benefits, will terminate in exchange for payment of an enhanced cash surrender value benefit.

Please note that information within brackets in the Offer supplement is subject to change but will be finalized, and the brackets removed, in the subsequent 485(b) filing to incorporate any comments that you may have.

Because the Offer supplement lists variable annuities other than the Architect variable annuity included in this Rule 485(a) filing, we are also filing via correspondence a request under Rule 485(b)(1)(vii) to allow us to file the Offer supplement under Rule 485(b) for each of these other variable annuities once we have received and responded to any comments that the Commission staff may have to the Offer supplement.

Selective Review
The disclosure in the supplement regarding the Offer is not substantially different from the disclosure about a prior Offer contained in an earlier supplement to the prospectus for the Contracts. That earlier supplement was initially filed as Post-Effective Amendment No. 37 under Rule 485(a) on May 10, 2019.  Subsequently, Post-Effective Amendment No. 38 was filed under Rule 485(b) to address questions and comments received from a member of the SEC staff and to finalize some of the information that had previously been bracketed as not final. Post-Effective Amendment No. 38 was filed on July 8, 2019, and went effective on July 9, 2019 (the “Prior Filing”). Because of the substantial similarity between the disclosures about the Offer in the supplement contained in this filing and the Offer supplement contained in the Prior Filing, we request selective review as provided in Investment Company Act Release No. 13768 (February 15, 1984).

It is proposed that this Registration Statement become effective no later than July 15, 2020. It would be appreciated if you could comment as soon as possible so that we might incorporate any such comments in an early-July post-effective amendment to be filed pursuant to Rule 485(b) under the 1933 Act. At that time we will include exhibits and other required and updated disclosures.

If you would like, a copy of the prospectus supplement describing the Offer, marked against the effective prospectus supplement from the Prior Filing that described the prior Offer can being sent to you for comparison purposes.  Please let me know if that is something you would like.

If you have any questions, please call me at 860-944-4114.

Sincerely,

/s/ J. Neil McMurdie
J. Neil McMurdie